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                                                                   EXHIBIT 10.07

                                                                  EXECUTION COPY


                         FIRST AMENDMENT dated as of June 30, 2003 (this
                    "Amendment") to the Three-Year Competitive Advance and Revolving Credit Facility Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of December 31, 2002 among THE HARTFORD FINANCIAL SERVICES GROUP, INC. and HARTFORD LIFE, INC. (individually the "Borrower" and collectively the "Borrowers"), the LENDERS party thereto and JPMORGAN CHASE BANK and CITIBANK, N. A., as co-administrative agents (the "Agent")



A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrowers have requested that the Lenders amend a certain provision of the Credit Agreement. The Required Lenders are willing to agree to such amendment on the terms and subject to the conditions of this Amendment.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agrees as follows:

     Section 1. Amendment to the Credit Agreement. The definition of "Equity Units" is hereby amended to read as follows:

          "Equity Units" shall mean the 6,600,000 6% Equity Units issued by the Company on September 13, 2002, the 12,000,000 7% Equity Units issued by the Company on May 23, 2003 and the 1,800,000 7% Equity Units issued by the Company on May 30, 2003.

     Section 2. Representations, Warranties and Agreements. Each of the Borrowers hereby represents and warrants to and agrees with each Lender and the Agent that:

          (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment

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               Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

     Section 3. Conditions to Effectiveness. This Amendment shall be effective as of June 30, 2003 upon the satisfaction in full of the condition precedent (the "Amendment Effective Date") that the Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of each Borrower, the Agent and the Required Lenders.

     Section 4. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

     Section 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 7. Expenses. Each Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP counsel for the Agent.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.,
                                 by:  /s/ John N. Giamalis
                                    --------------------------------------------
                                    Name:  JOHN N. GIAMALIS
                                    Title: Senior Vice President and Treasurer

                                 HARTFORD LIFE, INC.,
                                 by:  /s/ John N. Giamalis
                                    --------------------------------------------
                                    Name:  JOHN N. GIAMALIS
                                    Title: Senior Vice President and Treasurer

                                 JPMORGAN CHASE BANK, individually and as Co-Administrative Agent by:
                                    --------------------------------------------
                                    Name:
                                    Title:

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.,
                                 by:
                                    --------------------------------------------
                                      Name:
                                      Title:

                                 HARTFORD LIFE, INC.,
                                 by:
                                    --------------------------------------------
                                     Name:
                                     Title:

                                 JPMORGAN CHASE BANK, individually and as Co-Administrative Agent by:  /s/ Heather A. Lindstrom
                                    --------------------------------------------
                                    Name:  Heather A. Lindstrom
                                    Title: Vice President

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                                 Signature Page to First Amendment dated as of
                                 June 30, 2003 to the Three-Year Competitive
                                 Advance and Revolving Credit Facility
                                 Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 Name of Institution: Bank of America

                                 by:  /s/ Leslie Nannen
                                    --------------------------------------------
                                    Name:   Leslie Nannen
                                    Title:  Vice President

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                                 Signature Page to First Amendment dated as of
                                 June 30, 2003 to the Three-Year Competitive
                                 Advance and Revolving Credit Facility
                                 Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 Name of Institution: Citibank,  N.A.

                                 by:  /s/ Maria G. Hackley
                                    --------------------------------------------
                                    Name:  Maria G. Hackley
                                    Title: Managing Director




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                                 Signature Page to First Amendment dated as of
                                 June 30, 2003 to the Three-Year Competitive
                                 Advance and Revolving Credit Facility
                                 Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 DEUTSCHE BANK AG, New York Branch

                                 by: /s/ John S. McGill
                                   ---------------------------------------------
                                   Name:  John S. McGill
                                   Title: Director


                                 By: /s/ Charles Kohler
                                   ---------------------------------------------
                                   Name:  Charles Kohler
                                   Title: Managing Director

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                                 Signature Page to First Amendment dated as of
                                 June 30, 2003 to the Three-Year Competitive
                                 Advance and Revolving Credit Facility
                                 Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 Name of Institution: Fleet National Bank

                                 by:  /s/ Carla Balesano
                                   ---------------------------------------------
                                   Name:  Carla Balesano
                                   Title: Director


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                                 Signature Page to First Amendment dated as of
                                 June 30, 2003 to the Three-Year Competitive
                                 Advance and Revolving Credit Facility
                                 Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 Name of Institution: Mellon Bank N. A.

                                 by:  /s/ Carrie Burnham
                                   ---------------------------------------------
                                   Name:   Carrie Burnham
                                   Title:  Assistant Vice President

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                                Signature Page to First Amendment dated as of
                                June 30, 2003 to the Three-Year Competitive
                                Advance and Revolving Credit Facility
                                Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 Name of Institution: Morgan Stanley Bank

                                 by:  /s/ Jaap Tonckens
                                 -----------------------------------------------
                                   Name:  Jaap L.Tonckens
                                   Title: Vice President

                                 Signature Page to First Amendment dated as of June 30, 2003 to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 Name of Institution: State Street Bank
                                        and Trust Company

                                 by:  /s/ Edward M. Anderson
                                 -----------------------------------------------
                                   Name:  Edward M. Anderson
                                   Title: Vice President

                                 Signature Page to First Amendment dated as of June 30, 2003 to the Three- Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 UBS AG, CAYMAN ISLANDS BRANCH

                                 By:  /s/ Wilfred V. Saint
                                   ---------------------------------------------
                                   Name:   Wilfred V. Saint
                                   Title:  Associate Director Banking
                                           Products Services US

                                 By:  /s/ Reto Jenal
                                    --------------------------------------------
                                    Name:  Reto Jenal
                                    Title: Executive Director

                                 Signature Page to First Amendment dated as of June 30, 2003 to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 Name of Institution:
                                 Wachovia Bank, National Association

                                 by:  /s/ Kimberly Shaffer
                                    --------------------------------------------
                                    Name:        Kimberly Shaffer
                                    Title: Director


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                                  Signature Page to First Amendment dated as of
                                  June 30, 2003 to the Three-Year Competitive
                                  Advance and Revolving Credit Facility
                                  Agreement dated as of December 31, 2002 among The Hartford Financial Services Group, Inc.; Hartford Life, Inc.; the Lenders party thereto and JPMorgan Chase Bank.

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION:

                                 by:  /s/ Beth C. McGinnis
                                    --------------------------------------------
                                 Name:  Beth C. McGinnis
                                 Title: Vice President

                                 by:  /s/ James Doherty
                                 -----------------------------------------------
                                 Name:  James Doherty
                                 Title: Vice President